THE ALGER FUNDS

Alger Health Sciences Fund

Supplement dated December 3, 2015 to the

Institutional Prospectus dated March 1, 2015,

As Revised August 7, 2015

As Supplemented to Date

The following replaces the table under the heading “Fund Fees and Expenses” on page 97 of the Institutional Prospectus:

Class Z
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.81%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	.55%
Total Annual Fund Operating Expenses	1.36%
Expense Reimbursement*	.37%*
Total Annual Fund Operating Expenses After Expense Reimbursement	.99%

* Fred Alger Management, Inc. has contractually agreed to reimburse Fund expenses (excluding interest, taxes, brokerage and extraordinary expenses) through June 22, 2016, to the extent necessary to limit the annual operating expenses of the Fund's Class Z Shares to .99% of the class’s average net assets. This expense reimbursement cannot be terminated. Fred Alger Management, Inc. may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation.

The following replaces the table under the heading “Example” on page 97 of the Institutional Prospectus:

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years

Class Z	$101	$394	$709	$1,603

S-MPIR 120315